SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                  26-Dec-02

New Century Mortgage Securities, Inc.
(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-1)

New Century Home Equity Loan Trust, Series 2002-1
(Exact name of registrant as specified in its charter)

Delaware                           333-72880
(State or Other                    (Commission
Jurisdiction of                    File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman, Suite 1000
Irvine, CA                                 92612
(Address of Principal                (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

      On   26-Dec-02  a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
26-Dec-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.       Monthly Report Information:
         See Exhibit No.1

B.       Have any deficiencies occurred?   NO.
                      Date:
                      Amount:

C.       Item 1: Legal Proceedings:NONE

D.       Item 2: Changes in SecuritNONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

         Exhibit No.

1. Monthly Distrib Rep dated:                                    26-Dec-02

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                               12/26/02



Class         Beg Bal         Prin       Losses      End Bal
A         137,707,074    3,205,615            0  134,501,458
M-1        12,415,000            0            0   12,415,000
M-2        11,423,000            0            0   11,423,000
M-3         9,435,000            0            0    9,435,000
M-4           497,000            0            0      497,000
CE          3,972,996            0            0    3,972,996
P                 100            0            0          100
R                   0            0            0            0
Total     175,450,169    3,205,615            0  172,244,554


                                                                     Next
Class        Cusip             Int        Total         Rate         Rate
A          64352VCC3       201,588    3,407,203      1.70000%     1.74000%
M-1        64352VCD1        23,306       23,306      2.18000%     2.22000%
M-2        64352VCE9        27,345       27,345      2.78000%     2.82000%
M-3        64352VCF6        27,461       27,461      3.38000%     3.42000%
M-4        64352VCG4         1,596        1,596      3.73000%     3.77000%
CE         6435299A0       902,270      902,270      6.17112%
P          6435299B8       116,490      116,490            NA
R             N/A                0            0
Total                    1,300,057    4,505,672

AMOUNTS PER $1,000 UNIT

Class            Prin          Int        Total       Losses      End Bal
A           19.922905     1.252869     21.17577     0.000000   835.926802
M-1          0.000000     1.877222      1.87722     0.000000  1000.000000
M-2          0.000000     2.393889      2.39389     0.000000  1000.000000
M-3          0.000000     2.910555      2.91056     0.000000  1000.000000
M-4          0.000000     3.211952      3.21195     0.000000  1000.000000
CE           0.000000   227.100611    227.10061     0.000000  1000.000000
P            0.000000   1164904.60   1164904.60     0.000000  1000.000000

Servicing Fee                                                72,898

P&I ADVANCES
Total Advances                                                     13,521
*P&I Advances are on Loans Delinquent on the Determiniation Date.

BALANCES AS OF:                                                   12/26/02
Stated Prin Bal of Mtge Loans (excluding REOs)                170,857,686
Stated Prin Bal of REO Properties                               1,386,868

MORTGAGE LOAN CHARACTERISTICS
                                                    Beginning       Ending
Number of Loans                                           518          509
Agg Prin Balance                                  175,450,169  172,244,554

Wghtd Avg Rem Term to Maturity                                         349
Beg Wghtd Avge Mortgage Rate                                      8.62477%

DELINQ INFORMATION                               Unpaid Prin  Stated Prin
                                      Number             Bal          Bal
30-59 days                              14         3,838,317    3,832,054
60-89                                   2             71,328       71,247
90+                                     4            970,428      967,508
Fcls                                    13         3,849,651    3,837,340
Bankruptcies                            6          1,001,900      998,124
Bkcy 60+ Delq                           6          1,001,900      998,124
*Note:  In accordance with the Master Servicer,
           the Delq Info relates to the Prepayment Period.

REO INFORMATION
Loans that became REO properties in the preceding calendar month:

                                   Loan                  UPB   Stated Bal
                                          532002     421,999      421,999
                                          542639     433,138      433,138




Total Book Value of REO Properties:                            550,782.46


Aggregate Amount of Principal Prepayments
Curtailments                                                       15,331
Payments in Full                                                3,075,155
 Liquidation Proceeds                                                 963
Total                                                           3,091,450

Prepayment Charges                                                116,490
REO Principal Amortization                                            704

Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                                (963)
Which Include:
Bankruptcy Losses                                                       0
Cumulative Realized Losses                                        126,976

Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Available Distribution Amount:                                          0

CERTIFICATE FACTOR
                                                               Certificate
                                                                    Factor
Class A                                                         0.83592680
Class M-1                                                       1.00000000
Class M-2                                                       1.00000000
Class M-3                                                       1.00000000
Class M-4                                                       1.00000000
Class CE                                                        0.86710130


INTEREST DISTRIBUTION AMOUNTS


                                                     Interest    Interest
                                                 DistributionCarry Forward
Class                                                  Amount       Amount
A                                                    201,588            0
M-1                                                   23,306            0
M-2                                                   27,345            0
M-3                                                   27,461            0
M-4                                                    1,596            0
CE                                                   902,270            NA
TOTAL                                              1,183,566            0

         Reduction from the Allocation of:
                                                   Prepayment   Relief Act
                                        Realized     Interest     Interest
Class                                     Losses   Shortfalls   Shortfalls
A                                             0            0            0
M-1                                           0            0            0
M-2                                           0            0            0
M-3                                           0            0            0
M-4                                           0            0            0
CE                                      -963.28            0            0
TOTAL                                         0            0            0

PPIS not covered by the Servicer                                        0

Relief Act Interest Shortfall                                           0

Required Overcollateralized Amount                              3,972,996
Credit Enhancement Percentage                                    21.91245%

Overcollateralization Increase Amount                                   0

Overcollateralization Reduction Amount                                  0

LOSS  SEVERITY  %
                 Loan       Loss %                      Loan       Loss %





AGGREGATE  LOSS  SEVERITY  %                                       41.932%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                      902,270

Delinquency Percentage                                            4.21557%

Stepdown Date Occurrence                                                NO
Trigger Event Occurrence                                                NO

Net WAC Rate Carryover Amount
                                                      Current       Amount
                                                 Net WAC Rate      Unpaid
                                                 Carryforward        After
Class                                                  AmountDistributions
A                                                          0            0
M-1                                                        0            0
M-2                                                        0            0
M-3                                                        0            0
M-4                                                        0            0
TOTAL                                                      0            0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Century Mortgage Securities, Inc.


         By: /s/ Eve Kaplan
         Name:  Eve Kaplan
         Title: Vice President
         U.S. Bank National Association

Dated:        12/26/02